CONTINUING UNCONDITIONAL GUARANTY


     WHEREAS, MEDICAL TECHNOLOGY SYSTEMS, INC. and MTS PACKAGING SYSTEMS, INC. (collectively, the "Borrowers" and each a "Borrower") have entered into a Loan and Security Agreement dated of even date herewith (as amended, restated or otherwise modified from time to time, the "Loan Agreement") with LASALLE BUSINESS CREDIT, INC., as Agent ("Agent"), STANDARD FEDERAL BANK, NATIONAL ASSOCIATION, as Lender ("Lender") and the Guarantors named therein (the "Guarantors") pursuant to which Agent and Lender have made or may from time to time hereafter, make loans and advances to or extend other financial accommodations to the Borrowers;

     WHEREAS, the undersigned Guarantors are desirous of having Agent and Lender extend and/or continue such loans and other extensions of credit to Borrowers, and Agent has required that each Guarantor execute and deliver this Guaranty to Agent as a condition to the extension and continuation of such credit; and

     WHEREAS, the extension and/or continued extension of credit, as aforesaid, is necessary and desirable to the conduct and operation of the business of Borrowers and will inure to the financial benefit of each Guarantor;

     NOW, THEREFORE, for value received and in consideration of any loan, advance, or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Borrowers by Agent and/or Lender (including, without limitation, the Loans, as defined in, and made or to be made by Agent and/or Lender to the Borrowers pursuant to, the Loan Agreement), each of the undersigned Guarantors unconditionally guaranties (i) the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the indebtedness, liabilities and obligations of every kind and nature of the Borrowers to Agent and/or Lender or any parent, affiliate or subsidiary of Agent and/or Lender (the terms "Agent" and "Lender" as used hereafter shall include such parents, affiliates and subsidiaries), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Agent and/or Lender, whether through discount, overdraft, purchase, direct loan or as collateral or otherwise, including without limitation all obligations and liabilities of the Borrowers to Agent and/or Lender under the Loan Agreement and
(ii) the prompt, full and faithful discharge by Borrowers of each and every term, condition, agreement, representation and warranty now or hereafter made by each Borrower to Agent and/or Lender (all such indebtedness, liabilities and obligations being hereinafter referred to as the "Borrowers' Liabilities"). Each Guarantor further agrees to pay all costs and expenses, including, without limitation, all court costs and reasonable attorneys' and paralegals' fees paid or incurred by Agent and/or Lender in endeavoring to collect all or any part of Borrowers' Liabilities from, or in prosecuting any action against, Guarantor or any other guarantor of all or any part of Borrowers' Liabilities. All amounts payable by the Guarantors under this Guaranty shall be payable upon demand by Agent. This Guaranty and all documents executed by any Guarantor or Borrower in connection with Borrowers' Liabilities shall be referred to collectively herein as the "Loan Documents". All capitalized terms used herein and not defined shall have the meanings assigned such terms in the Loan Agreement.

     Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any liens and security interests granted by Guarantor to secure this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, each Guarantor agrees that if this Guaranty, or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance with respect to such Guarantor, this Guaranty with respect to such Guarantor and each such lien and security interest granted by such Guarantor shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance with respect to such Guarantor, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the "Bankruptcy Code" (as hereinafter defined) or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

     Each Guarantor hereby agrees that, except as hereinafter provided, its obligations under this Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of Borrowers' Liabilities or any part thereof, or of any promissory note or other document evidencing all or any part of Borrowers' Liabilities, (ii) the absence of any attempt to collect Borrowers' Liabilities from either Borrower or any other Guarantor or other action to enforce the same,
(iii) the waiver or consent by Agent or Lender with respect to any provision of any instrument evidencing Borrowers' Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by either Borrower and delivered to Agent or Lender, (iv) failure by Agent or Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for Borrowers' Liabilities, (v) the institution of any proceeding under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss.101 et seq.), as amended (the "Bankruptcy Code"), or any similar proceeding, by or against either Borrower, or Agent's or Lender's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by either Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent's or Lender's claim(s) for repayment of Borrowers' Liabilities, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

     Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of either Borrower, protest or notice with respect to Borrowers' Liabilities and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the obligations and liabilities contained herein. Upon the occurrence, and during the continuation of any Default or Event of Default by either Borrower under any of the Loan Documents, Agent may, at its sole election, proceed directly and at once, without notice (except as expressly provided in the Loan Agreement or the Other Agreements), against each Guarantor to collect and recover the full amount or any portion of Borrowers' Liabilities, without first proceeding against either Borrower, or any other person, firm, or corporation, or against any security or collateral for Borrowers' Liabilities.

     Agent is hereby authorized, without notice or demand and without affecting the liability of any Guarantor hereunder, to at any time and from time to time
(i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Borrowers' Liabilities or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by either Borrower and delivered to Agent or Lender; (ii) accept partial payments on Borrowers' Liabilities; (iii) take and hold security or collateral for the payment of Borrowers' Liabilities guaranteed hereby, or for the payment of this Guaranty, or for the payment of any other guaranties of Borrowers' Liabilities or other liabilities of either
Borrower, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its sole discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate Borrowers' Liabilities and any security or collateral therefor in any manner, without affecting or impairing the obligations of any Guarantor hereunder. Agent shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from either Borrower or any other source, and such determination shall be binding on each Guarantor. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of Borrowers' Liabilities as Agent shall determine in its sole discretion without affecting the validity or enforceability of this Guaranty.

     To secure the payment and performance of each Guarantors' obligations and liabilities contained herein, each Guarantor grants to Agent, for its benefit and/or the benefit of Lender a security interest in all property of each Guarantor delivered concurrently herewith or which is now, or at any time hereafter in transit to, or in the possession, custody or control of Agent or Lender or any affiliate of Agent or Lender, and all proceeds of all such property. Each Guarantor agrees that Agent shall have the rights and remedies of a secured party under the Uniform Commercial Code of the Commonwealth of Pennsylvania, as now existing or hereafter amended, with respect to all of the aforesaid property, including without limitation thereof, the right to sell or otherwise dispose of any or all of such property and apply the proceeds of such sale to the payment of Borrowers' Liabilities. In addition, at any time after maturity of Borrowers' Liabilities by reason of acceleration or otherwise, Agent may, in its sole discretion, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of Borrowers' Liabilities (i) any indebtedness due or to become due from Agent and/or Lender to any Guarantor, and (ii) any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of Agent and/or Lender whether for deposit or otherwise.

     Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of each Borrower, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of Borrowers' Liabilities and of all other circumstances bearing upon the risk of nonpayment of Borrowers' Liabilities or any part thereof that diligent inquiry would reveal and each Guarantor hereby agrees that neither Agent nor Lender shall have any duty to advise Guarantor of information known to Agent or Lender regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Agent or Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such party shall be under no obligation to update any such information or to provide any such information to Guarantor on any subsequent occasion.

     Each Guarantor consents and agrees that Agent shall be under no obligation to marshal any assets in favor of Guarantor or against or in payment of any or all of Borrowers' Liabilities. Each Guarantor further agrees that, to the extent that either Borrower makes a payment or payments to Agent, or Agent receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to such Borrower, its estate, trustee, receiver or any other party, including, without limitation, Guarantor, under any bankruptcy law, state or federal law, common law or equitable theory, then to the extent of such payment or repayment, Borrowers' Liabilities or the part thereof which has been paid, reduced or satisfied by such amount, and Guarantor's obligations hereunder with respect to such portion of Borrowers' Liabilities, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

     Each Guarantor agrees that any and all claims of Guarantor against either Borrower, any endorser or any other guarantor of all or any part of Borrowers' Liabilities, or against any of either Borrower's properties, whether arising by reason of any payment by Guarantor to Agent pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all of Borrowers' Liabilities.

     Agent may, without notice to anyone, sell or assign Borrowers' Liabilities or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of Borrowers' Liabilities shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right, but Agent shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of Agent, as to any part of Borrowers' Liabilities retained by Agent.

     This Guaranty shall be binding upon each Guarantor and upon the successors (including without limitation, any receiver, trustee or debtor in possession of or for any Guarantor) of each Guarantor and shall inure to the benefit of Agent and Lender and their successors and assigns. If there is more than one signatory hereto, all references to Guarantor herein shall include each and every Guarantor and each and every obligation of Guarantor hereunder shall be the joint and several obligation of each Guarantor. Each Guarantor that is a corporation or a partnership hereby represents and warrants that it has all necessary corporate or partnership authority, as the case may be, to execute and deliver this Guaranty and to perform its obligations hereunder.

     This Guaranty shall continue in full force and effect, and Agent and/or Lender shall be entitled to make loans and advances and extend financial accommodations to either Borrower on the faith hereof until such time as Agent has, in writing, notified each Guarantor that all of Borrowers' Liabilities have been paid in full and discharged and the Loan Agreement has been terminated or until Agent has actually received written notice from any Guarantor of the discontinuance of this Guaranty as to that Guarantor, or written notice of the dissolution of any Guarantor. In case of any discontinuance by, or dissolution of, any Guarantor (collectively, a "Termination Event"), this Guaranty and the obligations of such Guarantor and its successors or assigns shall remain in full force and effect with respect to all of Borrowers' Liabilities incurred prior to the receipt by Agent of written notice of the Termination Event. The occurrence of a Termination Event with respect to one Guarantor shall not affect or impair the obligations of any other Guarantor hereunder.

     Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     THIS GUARANTY SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

     Each Guarantor irrevocably agrees that, subject to Agent's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS GUARANTY MAY BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF PHILADELPHIA, COMMONWEALTH OF PENNSYLVANIA. EACH GUARANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. Each Guarantor agrees that all service of process may be made upon such Guarantor by mail or messenger directed to such Guarantor at the address provided on the signature pages to the Loan Agreement. EACH GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST GUARANTOR BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

     EACH GUARANTOR HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS GUARANTY.

     EACH GUARANTOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY OTHER JURISDICTION WHICH PERMITS THE ENTRY OF JUDGMENT BY CONFESSION, TO APPEAR FOR GUARANTOR AT ANY TIME AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT UNDER THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS IN ANY ACTION BROUGHT AGAINST SUCH GUARANTOR ON THIS GUARANTY AT THE SUIT OF AGENT AND/OR LENDER WITH OR WITHOUT COMPLAINT OR DECLARATION FILED, WITHOUT STAY OF EXECUTION, AS OF ANY TERM OR TIME, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST SUCH GUARANTOR FOR THE ENTIRE UNPAID AMOUNT OF THE LIABILITIES AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH ALL COSTS AND OTHER EXPENSES AND AN ATTORNEY'S COLLECTION COMMISSION OF FIFTEEN PERCENT (15%) OF THE AGGREGATE AMOUNT OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN FIVE THOUSAND DOLLARS ($5,000.00); AND FOR SO DOING OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT.

     THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXTINGUISHED BY ANY EXERCISE THEREOF, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES DURING THE DURATION OF THIS GUARANTY. EACH GUARANTOR ACKNOWLEDGES THAT GUARANTOR HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS GUARANTY. EACH GUARANTOR KNOWINGLY WAIVES GUARANTOR'S RIGHT TO BE HEARD PRIOR TO THE ENTRY OF SUCH JUDGMENT AND UNDERSTANDS THAT, UPON SUCH ENTRY, SUCH JUDGMENT SHALL BECOME A LIEN ON CERTAIN PROPERTY OF GUARANTOR AND THAT EXECUTION MAY IMMEDIATELY BE ISSUED ON THE JUDGMENT TO GARNISH, LEVY ON OR ATTACH CERTAIN PERSONAL PROPERTY OF GUARANTOR.

     EACH GUARANTOR WAIVES AND RELINQUISHES ALL ERRORS, DEFECTS AND IMPERFECTIONS IN THE ENTRY OF JUDGMENT AS AFORESAID, OR IN ANY PROCEEDING PURSUANT THERETO, AND ALL BENEFITS THAT MAY ACCRUE TO SUCH GUARANTOR BY VIRTUE OF ANY LAW OR RULE OF COURT RELATING TO A STAY OF EXECUTION OR EXEMPTING ANY PROPERTY FROM LEVY OR SALE UNDER EXECUTION.

     Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Loan Agreement.

     IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned as of this ____ day of _________, 2002.

MEDICATION MANAGEMENT TECHNOLOGIES, INC.   CLEARWATER MEDICAL SERVICE, INC.


By:  ___________________________           By:  ___________________________
Name/Title:  _____________________          Name/Title:  _____________________

MEDICAL TECHNOLOGY LABORATORIES, INC.       MEDICATION MANAGEMENT SYSTEMS, INC.


By:  ___________________________           By:  ___________________________
Name/Title:  _____________________         Name/Title:  _____________________

SYSTEMS PROFESSIONALS, INC.                CART-WARE, INC.


By:  ___________________________           By:  ___________________________
Name/Title:  _____________________         Name/Title:  _____________________

VANGARD PHARMACEUTICAL                     LIFESERV TECHNOLOGIES, INC.
PACKAGING, INC.

By:  ___________________________           By:  ___________________________
Name/Title:  _____________________         Name/Title:  _____________________

PERFORMANCE PHARMACY SYSTEMS, INC.         MTS SALES & MARKETING, INC.


By:  ___________________________           By:  ___________________________
Name/Title:  _____________________         Name/Title:  _____________________